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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 5, 2002
                                                         ----------------


                     Philadelphia Consolidated Holding Corp.
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               (Exact Name of Registrant as Specified in Charter)



        Pennsylvania                   0-22280                   23-2202671
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(State or Other Jurisdiction         (Commission               (IRS Employer'
      of Incorporation)              File Number)            Identification No.)



        One Bala Plaza, Suite 100, Bala Cynwyd, PA        19004
        ---------------------------------------------------------
        (Address of Principal Executive Offices)        (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900
                                                           --------------
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ITEM 5. OTHER EVENTS.

The Registrant is filing this Current Report on Form 8-K solely for the purpose of providing the supplementary data set forth in the Exhibit listed in Item 7(c) below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit 99.1 February 5, 2002 Investor Presentation


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Philadelphia Consolidated Holding Corp.
                                    ----------------------------------------
                                    (Registrant)


Dated:  February 6, 2002              By:  /s/ Craig P. Keller
                                           -------------------------------------
                                           Craig P. Keller
                                           Senior Vice President, Secretary,
                                           Treasurer and Chief Financial Officer
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EXHIBIT INDEX

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
Exhibit    Description                               Method of Filing
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
99.1       February 5, 2002 Investor Presentation    Filed electronically herewith.
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